POWER OF ATTORNEY


	Know all by these presents, that the
undersigned hereby constitutes and
appoints each of Charles B. Lingen,
Steven R. Watts and Lisa S. Pierce,
signing singly, the undersigned's
 true and lawful attorney-in-fact to:

(1) execute on behalf of the
undersigned, in the undersigned's
capacity as an
officer and/or director of
The Sportsman's Guide, Inc.
(the "Company"), Forms 3, 4
and 5 in accordance with
Section 16(a) of the
Securities Exchange Act of
1934 and the rules thereunder;

(2) file any such Form 3, 4 or 5
 with the United States Securities
 and Exchange Commission and any
stock exchange or similar authority;
and
(3) take any other action in
connection with the foregoing which,
in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned.

	The undersigned hereby grants
to each such attorney-in-fact full
power and authority to do and
perform any and every act and thing
whatsoever requisite, necessary or
proper to be done in the exercise
of any of the rights and powers
herein granted, as fully to all
intents and purposes as
the undersigned might or could do
if personally present, with full power
of substitution or revocation,
hereby ratifying and confirming
all that such attorney-in-fact,
or such attorney-in-fact's
substitute or substitutes,
shall lawfully do or cause to be
done by virtue of this power of
attorney and the rights and
powers herein granted.  The
undersigned acknowledges that
the foregoing attorneys-in-fact,
in serving in such capacity at
the request of the undersigned,
are not assuming, nor is the
Company assuming, any of the
undersigned's responsibilities
to comply with Section 16
of the Securities Exchange
Act of 1934.


	This Power of Attorney
shall remain in full force and
effect until the undersigned is
no longer required to file Forms
3, 4 and 5 with respect to the
undersigned's holdings of and
transactions in securities issued
by the Company, unless earlier
revoked by the undersigned in a
signed writing delivered to the
foregoing attorneys-in-fact.

	IN WITNESS WHEREOF, the
undersigned has caused this Power
of Attorney to  be executed as of
this 2nd day of May, 2003.


/s/ Leonard M. Paletz
Signature
Leonard M. Paletz
Print Name


99130.3